VOYA SEPARATE PORTFOLIOS TRUST

Voya Securitized Credit Fund

(“Fund”)

Supplement dated May 29, 2015

To the Fund’s Class P shares Statement of Additional Information (“SAI”)
Dated August 6, 2014

On May 21, 2015, the Fund’s Board of Trustees approved a change with respect to the Fund’s portfolio holdings policy effective May 21, 2015.

Effective immediately, the second paragraph of the section entitled “Disclosure of the Fund’s Portfolio Securities” of the Fund’s SAI is deleted and replaced with the following:

In addition, the Fund posts its portfolio holdings schedule on Voya’s website on a month-end basis and it is available 30 calendar days following the end of the previous calendar month or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month-end. The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.